Helping Build St. Louis—The Union Way

The AFL-CIO Housing Investment Trust builds on over 35 years of experience investing union capital responsibly to deliver competitive returns to its participants while generating union construction jobs, affordable housing, and economic and fiscal impacts that benefit the communities where union members live and work.

Economic and Fiscal Impacts of the HIT-Financed Projects in St. Louis Area

31 Projects	$607.2M HIT Investment Amount	$983.8M Total Development Cost	13.9M Hours of Union Construction Work	5,268 Housing Units Created or Preserved

$2.4B	15,339	$1.0B	$81.6M	33%

Total Economic	Total Jobs Across	Total Wages	State and Local Tax	Percent Affordable
Impact	Industries	and Benefits	Revenue Generated

PROJECT PROFILE:

HEARTLAND VIEW APARTMENTS

The HIT provided $32.0 million in financing for the $37.4 million new construction of the 201-unit project in Wentzville. This project will create an estimated 354,360 hours of union construction work.

PROJECT PROFILE:

THE FOUNTAINS OF ELLISVILLE

The HIT provided $17.5 million in financing for the 229-unit expansion of the Fountains of Ellisville, creating an estimated 174,840 hours of union construction work.

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Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is current as of March 31, 2022. Economic impact data is in 2021 dollars and all other figures are nominal.

Helping Build St. Louis—The Union Way	MARCH 2022

The Heights at Manhassett–Richmond Heights	Holy Infant & St. Joseph Apartments–Shrewsbury	The Laurel–St. Louis

“We appreciate the HIT’s ongoing support of union construction for multifamily and senior housing projects in the St. Louis metro area and recognize the benefits provided to the workers and the community.”

—John Stiffler, Executive Secretary-Treasurer

    St. Louis Building and Construction Trades Council

HIGHLIGHTS OF ST. LOUIS AREA INVESTMENTS

				Construction
Project	Location	HIT Investment	TDC	Work Hours
The Fountains of Ellisville	Ellisville	$17,517,500	$18,213,929	174,840
St. John Neumann Apts.	Jennings	$5,066,000	$7,983,263	79,730
Parkway Lakeside Apartments	O’Fallon	$26,094,000	$28,160,111	295,180
The Heights of Manhassett	Richmond Heights	$43,300,000	$55,801,788	547,750
Holy Infant & St. Joseph Apartments	Shrewsbury	$6,600,000	$13,000,000	182,990
Covenant Place II	St. Louis	$6,687,100	$24,471,938	234,920
The Gatesworth	St. Louis	$34,195,000	$36,208,000	412,570
The Laurel	St. Louis	$44,952,400	$175,000,000	2,696,300
Pacific Park Apartments	St. Louis	$63,131,600	$98,318,292	1,514,830
Heartland View Apartments	Wentzville	$32,000,000	$37,377,307	354,360

Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is current as of March 31, 2022. Economic impact data is in 2021 dollars and all other figures are nominal.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055. Investors should read the current prospectus carefully before investing.

1227 25th Street, NW | Suite 500 | Washington, DC 20037 | 202.331.8055 | www.aflcio-hit.com